united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22655

Northern Lights Fund Trust III

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Eric Kane

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 9/30/20

Item 1. Reports to Stockholders.

Class I Shares – LSEIX

Annual Report
September 30, 2020

1-855-233-8300
www.persimmonfunds.com.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.persimmonfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Persimmon Capital Management Annual Shareholder Letter 8082-NLD-10/23/2020

Dear Fellow Shareholders:

We are pleased to provide you with this fiscal year-end update for the Persimmon Long Short Fund.

Annual Review

Following a relatively calm end to the 2019 calendar year, 2020 has proven to be a year for the record books with the rise of a global pandemic, global economic shutdowns, the fastest onset of a bear market in history, the deepest recession since the 1930s, a contentious presidential election, and a record market recovery to new record highs led by the concentrated group of FANGMAN US technology companies.

The rise of a bear market in the first quarter brought with it outsized volatility where the S&P 500 experienced two of the ten largest single day losses in its history, falling 11.98% and 9.49% on the 16th and 12th of March respectively. The flipside of these down days was two of the top ten largest up days in S&P 500 history rising 9.39% and 9.32% on the 24th and 13th of March, respectively. The performance in equity markets was unlike anything seen in recent history as the magnitude of moves were either the greatest/fastest ever or since the great depression. The market ultimately bottomed on March 24th at a loss of 35%, and almost as quickly as the bear market descended upon the markets, a new “bull” market erased nearly all losses.

Recovery in the markets has far outpaced the economic recovery resulting in a significant divergence between the two cycles. Market recovery was spurred on by the policies of central banks around the globe infusing liquidity into markets in desperate need of it as liquidity had dried up, especially in fixed income markets. The Fed’s supportive actions expanded Quantitative Easing (QE) that was introduced in response to the 2008 Financial Crisis. In response to the seizing up of fixed income markets, the Fed expanded the products they purchase, adding both investment grade and high yield issues, primarily through the purchase of exchange traded funds. The injection of liquidity into the bond markets greased the skids and restored functionality. Recently, we also saw the Fed make a significant policy shift by modifying their inflation target to a target of average inflation. This will likely delay any Fed action in raising rates and allow for the economy to overshoot the traditional 2% inflation target without any immediate response.

With a recovery in the financial markets being supported by unprecedented liquidity from the Fed, the real economy still faces headwinds to recovery that prior to this year were out of the purview of market forecasters, politicians, and the citizenry. In response to the novel corona virus, economic shutdowns were instituted across the globe in an effort to contain the spread. The shutdowns and resulting response gave rise to new phrases such as “bending the curve”, “new normal”, “social distancing”, and “Work from Home”. The shutdowns did not impact all equally as many within the white-collar workforce were able to maintain employment and productivity with the support of new technologies aiding the ability to telework in an efficient manner. In contrast the hospitality, retail, airlines, and service industries, etc., which do not have the luxury to operate in a remote manner, took the full force of the shutdowns with disorganized economic reopening across industries and geographies complicating the operating picture for these companies.

The market fully embraced companies that were able to capitalize on the shift to Work from Home resulting in market leadership emerging primarily from the technology sector, the largest benefactor of the cultural shift. Conversely, we are witnessing a rise in bankruptcies in negatively impacted sectors such as retail where consumers have shifted to online shopping accelerating the stress on traditional brick and mortar stores and mall real estate. This stress can be seen in the cruise lines, airlines, hotels, rental agencies as well as many others. The Work from Home trade has been the primary driver of relative market returns over the past year. As a result, the US markets have outpaced international, and with leadership concentrated in the largest companies i.e. Google, Amazon, Apple etc., large cap companies have significantly outpaced small cap.

Over the course of the previous year ended September 30, 2020 the Persimmon Long Short Fund continued its evolution as a standalone strategy as previously communicated. To recap, in December 2019 the Fund made some material

	Timothy Melly, CFA	484-572-0500	tmelly@persimmoncapital.com
CONTACT
US

Persimmon Capital Management Annual Shareholder Letter 8082-NLD-10/23/2020

changes to the portfolio methodology where the idiosyncratic long book was replaced with a tax managed S&P 500 tracking portfolio. The long book changes were accompanied by a modification in the net exposure range of the Fund. The strategy consists of a core portfolio of equities designed to track the performance of the S&P 500® Index combined with an actively managed portfolio of short S&P 500® futures contracts. This dynamic nature seeks to provide a lower volatility equity exposure with an attractive risk-reward profile and smaller drawdowns.

With the changes to the strategy occurring in the latter part of 2019, the Fund was invested with a lower net market exposure for most of the 4th calendar quarter of 2019. This lower net market exposure resulted in a small degree of underperformance during the strong Q4 2019 performance as the Fund lagged the Morningstar LO category by 137 bps. The first quarter of 2020 demonstrated the benefits of the dynamic nature of the Fund as the strategy was able to achieve the objective of limiting drawdowns, returning -9.70% for the quarter compared with -19.60% for the S&P 500 Index and -12.76% for the Morningstar LO category. During the six months following the first quarter selloff, the Fund was able to recapture the losses of the first quarter with returns of 13.45%. Neither the Morningstar LO category nor the HFRX Equity Hedge Index were able to produce subsequent returns to offset losses seen in the first quarter returning 11.93 % and 11.68% respectively.

We believe that one of the most important tenets of investing is the ability to control one’s emotions and biases during turbulent times and consistently execute a well-defined strategy. The markets extremes tested the resolve of all managers not only in falling markets but in a subsequent recovery. The systematic nature of our strategy is intended to serve as a counterbalance to the natural emotional and behavioral biases. We believe that this allows us the opportunity to differentiate the Fund strategy and offers the potential to add substantial value to an overall investment portfolio due to the risk dampening provided by the systematic hedging. We expect volatility to remain elevated as the many of the headwinds causing the bear market are still unresolved and impacting the economy.

The following table summarizes returns of the Fund alongside the S&P 500 and the HFRX Equity Hedge Index:

As of September 30, 2020	YTD	1 Year	Annualized 3 Year	Annualized 5 Year	Annualized Inception to Date*
Persimmon Long/Short Fund – LSEIX	2.85%	5.47%	1.37%	2.36%	3.09%
HFRX Equity Hedge Index	-2.96%	-0.40%	-0.01%	1.56%	2.15%
S&P 500 Total Return Index	5.58%	15.15%	11.37%	14.15%	14.01%

*	Inception Date 12/31/2012

Returns greater than one year are annualized

We thank you for your continued support and encourage you to reach out to us with any questions you may have.

Sincerely,

Greg Horn

Tim Melly

The Persimmon Capital Management Investment Team

The above table contains the Fund returns as of the last quarter end. Performance is based on the return of the Institutional class shares (LSEIX). The performance data quoted here represents past performance. For more current performance information, please call toll-free 855-233-8300 or visit our website, www.persimmonfunds.com. Current performance may be

	Timothy Melly, CFA	484-572-0500	tmelly@persimmoncapital.com
CONTACT
US

Persimmon Capital Management Annual Shareholder Letter 8082-NLD-10/23/2020

lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment in the investment adviser has contractually agreed to reduce its fees and/or absorb expenses until at least February 2, 2021, to ensure that net annual, operating expenses of the Class I Shares will not exceed 2.49% respectively, subject to the possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Without these waivers, the Class I shares total annual operating expenses would be 2.88%. Please review the Fund prospectus for more information regarding the Fund’s fees and expenses.

PROSPECTUS OFFERING

Investors should carefully consider the investment objectives, risks, charges and expenses of the Persimmon Long Short Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.persimmonfunds.com or by calling 855-233-8300. The prospectus should be read carefully before investing. The Persimmon Long Short Fund is distributed by Northern Lights Distributors, LLC, member FINRA.

Persimmon Capital Management, LP is not affiliated with Northern Lights Distributors, LLC.

RISK DISCLOSURE

Mutual Funds involve risk including the possible loss of principal.

The Fund will invest a percentage of its assets in derivatives and options contracts. The use of such investments and the resulting high portfolio turn-over, may expose the Fund to additional risks that it would not be subject to, if it invested directly in the securities of the underlying those derivatives. The Fund may experience losses that exceed those experienced by funds that do not use options and derivatives.

The Fund may invest in high yield or junk bonds which present a greater risk than bonds of higher quality. Other risks include credit risks and investments in fixed income securities that may be subject to default, prepayment and interest rate changes. The Fund may also invest in U.S treasury obligations and securities issued by federal agencies and U.S. government sponsorship.

Investments in foreign securities and emerging markets involve risks not generally associated with investments in securities of U.S. companies including currency rate changes, sovereign debt risk, political, social and economic conditions, accurate company information, foreign control on investment and market operations including banks and security depositories. These risks may be greater in emerging markets and less developed countries.

ETNs and ETFs are subject to investment strategy risks and expenses which are indirectly paid by the Fund. The value of small or medium capitalization equities and issuers may be subject to more erratic market movements than those of larger more established companies and issuers. Furthermore, the use short positions can magnify the potential for gain or loss and amplify the effects of market volatility on the Fund’s share price.

DEFINITIONS

Indices presented are for comparison purposes only. They may not hold substantially similar securities to the Fund, and thus, little correlation may exist. The S&P 500 index measures the return of 500 widely held securities that currently trade in the US. Index performance returns do not reflect any management fees, transaction costs or expenses. HFRXEH (HFRX Equity Hedge) is a daily index of Long/Short Equity Hedge Fund Returns provided by Hedge Fund Research (hedgefundresearch.com). Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one may not invest directly in an index.

	Timothy Melly, CFA	484-572-0500	tmelly@persimmoncapital.com
CONTACT
US

Persimmon Long/Short Fund
Portfolio Review (Unaudited)
September 30, 2020

The Fund’s performance figures* for the period ended September 30, 2020, as compared to its benchmark:

			Annualized
		Annualized	Since Inception
	One Year	Five Years	(12/31/2012)
Persimmon Long Short Fund - Class I	5.47%	2.36%	3.09%
HFRX Equity Hedge Index **	(0.40)%	1.56%	2.15%
S&P 500 Total Return Index ***	15.15%	14.15%	14.01%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated using the traded net asset value on September 30, 2020. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual gross operating expenses as stated in the fee table of the Fund’s prospectus dated February 3, 2020 are 2.88% for Class I Shares. Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%. The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least February 2, 2021, to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expenses on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses (such as litigation expenses, which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Advisor) will not exceed 2.49% of the daily average net assets attributable to Class I shares. The Advisor may seek reimbursement only for fees waived or expenses paid by it during the prior three years; provided, however, that such fees and expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). Reimbursements will only be sought if total expenses remain below the expenses limitation in place now or at the time of waiver or reimbursement. The Board may terminate this expense reimbursement arrangement at any time. For performance information current to the most recent month-end, please call 1-855-233-8300.

**	HFRX Equity Hedge Index is a daily index of Long/Short Equity Hedge Fund Returns provided by Hedge Fund Research (hedgefundresearch.com). Index performance returns do not reflect any management fees, transaction costs or expenses. You cannot invest directly in an index.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Asset Class	% of Net Assets
Common Stock	82.6%
Short-Term Investment	7.5%
Exchanged-Traded Funds	6.7%
Other Assets In Excess of Liabilities	3.2%
Total	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS
September 30, 2020

Shares		Fair Value
	COMMON STOCK - 82.6%
	ADVERTISING & MARKETING - 0.1%
383	Interpublic Group of Company, Inc. (The)	$6,385
230	Omnicom Group, Inc.	11,385
		17,770
	AEROSPACE & DEFENSE - 1.4%
558	Boeing Company (The)	92,215
240	General Dynamics Corporation	33,223
364	Howmet Aerospace, Inc.	6,086
48	Huntington Ingalls Industries, Inc.	6,756
234	L3Harris Technologies, Inc.	39,743
262	Lockheed Martin Corporation	100,419
174	Northrop Grumman Corporation	54,895
1,536	Raytheon Technologies Corporation	88,381
253	Textron, Inc.	9,131
46	TransDigm Group, Inc.	21,856
		452,705
	APPAREL & TEXTILE PRODUCTS - 0.7%
138	Capri Holdings Ltd. *	2,484
340	Hanesbrands, Inc.	5,355
1,353	NIKE, Inc.	169,856
75	PVH Corporation	4,473
52	Ralph Lauren Corporation	3,534
310	Tapestry, Inc.	4,845
234	Under Armour, Inc. - Class A *	2,628
244	Under Armour, Inc. - Class C *	2,401
344	VF Corporation	24,166
		219,742
	ASSET MANAGEMENT - 0.6%
109	Ameriprise Financial, Inc.	16,798
120	BlackRock, Inc.	67,626
1,157	Charles Schwab Corporation (The)	41,918
222	E*TRADE Financial Corporation	11,111
264	Franklin Resources, Inc.	5,372
392	Invesco Ltd.	4,473
124	Raymond James Financial, Inc.	9,022
217	T Rowe Price Group, Inc.	27,824
		184,144
	AUTOMOTIVE - 0.3%
235	Aptiv plc	21,545
198	BorgWarner, Inc.	7,671
3,772	Ford Motor Company	25,122
1,149	General Motors Company	33,999
140	Harley-Davidson, Inc.	3,436
		91,773
	BANKS - 2.9%
8,547	Bank of America Corporation	205,897
2,039	Citigroup, Inc.	87,901
442	Citizens Financial Group, Inc.	11,174
147	Comerica, Inc.	5,623
730	Fifth Third Bancorp	15,564
183	First Republic Bank/CA	19,958
1,082	Huntington Bancshares, Inc./OH	9,922
3,316	JPMorgan Chase & Company	319,231
1,054	KeyCorp	12,574
139	M&T Bank Corporation	12,801
471	People’s United Financial, Inc.	4,856
442	PNC Financial Services Group, Inc. (The)	48,580
975	Regions Financial Corporation	11,242
49	SVB Financial Group *	11,790
1,321	Truist Financial Corporation	50,264
1,389	US Bancorp	49,796
3,798	Wells Fargo & Company	89,291
173	Zions Bancorp NA	5,055
		971,519

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value
	COMMON STOCK - 82.6% (Continued)
	BEVERAGES - 1.4%
175	Brown-Forman Corporation	$13,181
4,053	Coca-Cola Company (The)	200,097
162	Constellation Brands, Inc.	30,701
179	Molson Coors Beverage Company	6,007
395	Monster Beverage Corporation *	31,679
1,442	PepsiCo, Inc.	199,861
		481,526
	BIOTECHNOLOGY & PHARMACEUTICALS - 5.3%
1,882	AbbVie, Inc.	164,844
612	Amgen, Inc.	155,546
193	Biogen, Inc. *	54,750
2,544	Bristol-Myers Squibb Company	153,378
762	Eli Lilly and Company	112,791
1,365	Gilead Sciences, Inc.	86,254
232	Incyte Corporation *	20,820
2,777	Johnson & Johnson	413,440
2,658	Merck & Company, Inc.	220,481
5,792	Pfizer, Inc.	212,566
80	Regeneron Pharmaceuticals, Inc. *	44,782
258	Vertex Pharmaceuticals, Inc. *	70,207
359	Zoetis, Inc.	59,368
		1,769,227
	CABLE & SATELLITE - 1.0%
171	Charter Communications, Inc. *	106,762
4,760	Comcast Corporation	220,198
216	DISH Network Corporation *	6,270
		333,230
	CHEMICALS - 1.6%
224	Air Products and Chemicals, Inc.	66,721
103	Albemarle Corporation	9,196
92	Avery Dennison Corporation	11,761
119	Celanese Corporation	12,787
239	CF Industries Holdings, Inc.	7,340
764	Corteva, Inc.	22,011
723	Dow, Inc.	34,017
676	DuPont de Nemours, Inc.	37,504
126	Eastman Chemical Company	9,843
244	Ecolab, Inc.	48,761
132	FMC Corporation	13,980
101	International Flavors & Fragrances, Inc.	12,367
574	Linde plc	136,687
228	LyondellBasell Industries N.V.	16,072
362	Mosaic Company (The)	6,614
241	PPG Industries, Inc.	29,421
84	Sherwin-Williams Company (The)	58,526
		533,608
	COMMERCIAL SERVICES - 0.3%
74	Cintas Corporation	24,629
187	H&R Block, Inc.	3,046
211	Republic Services, Inc.	19,697
114	Robert Half International, Inc.	6,035
140	Rollins, Inc.	7,587
410	Waste Management, Inc.	46,400
		107,394
	CONSTRUCTION MATERIALS - 0.1%
67	Martin Marietta Materials, Inc.	15,769
143	Vulcan Materials Company	19,382
		35,151
	CONTAINERS & PACKAGING - 0.3%
1,530	Amcor plc	16,907
345	Ball Corporation	28,676
392	International Paper Company	15,892
94	Packaging Corporation of America	10,251
158	Sealed Air Corporation	6,132
314	Westrock Company	10,908
		88,766

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value
	COMMON STOCK - 82.6% (Continued)
	DIVERSIFIED INDUSTRIALS - 1.3%
582	3M Company	$93,225
151	Dover Corporation	16,359
447	Eaton Corporation plc	45,607
611	Emerson Electric Company	40,063
9,244	General Electric Company	57,590
728	Honeywell International, Inc.	119,836
296	Illinois Tool Works, Inc.	57,190
154	Pentair plc	7,049
		436,919
	E-COMMERCE DISCRETIONARY - 4.3%
439	Amazon.com, Inc. *	1,382,292
740	eBay, Inc.	38,554
		1,420,846
	ELECTRIC UTILITIES - 2.6%
691	AES Corporation (The)	12,514
279	Alliant Energy Corporation	14,410
277	Ameren Corporation	21,905
540	American Electric Power Company, Inc.	44,134
521	CenterPoint Energy, Inc.	10,081
327	CMS Energy Corporation	20,081
413	Consolidated Edison, Inc.	32,131
890	Dominion Energy, Inc.	70,248
204	DTE Energy Company	23,468
790	Duke Energy Corporation	69,962
399	Edison International	20,285
214	Entergy Corporation	21,085
241	Evergy, Inc.	12,248
382	Eversource Energy	31,916
1,024	Exelon Corporation	36,618
621	FirstEnergy Corporation	17,829
544	NextEra Energy, Inc.	150,993
238	NRG Energy, Inc.	7,316
108	Pinnacle West Capital Corporation	8,051
815	PPL Corporation	22,176
561	Public Service Enterprise Group, Inc.	30,805
311	Sempra Energy	36,810
1,131	Southern Company (The)	61,323
346	WEC Energy Group, Inc.	33,527
574	Xcel Energy, Inc.	39,612
		849,528
	ELECTRICAL EQUIPMENT - 0.8%
140	A O Smith Corporation	7,392
96	Allegion plc	9,495
218	AMETEK, Inc.	21,669
729	Carrier Global Corporation	22,264
316	Fortive Corporation	24,082
810	Johnson Controls International plc	33,089
193	Keysight Technologies, Inc. *	19,065
397	Otis Worldwide Corporation	24,781
103	Rockwell Automation, Inc.	22,730
95	Roper Technologies, Inc.	37,535
249	Trane Technologies plc	30,191
		252,293
	ENGINEERING & CONSTRUCTION - 0.1%
134	Jacobs Engineering Group, Inc.	12,431
155	Quanta Services, Inc.	8,193
		20,624

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value
	COMMON STOCK - 82.6% (Continued)
	ENTERTAINMENT CONTENT - 1.2%
831	Activision Blizzard, Inc.	$67,269
163	Discovery, Inc. - Class A *	3,549
352	Discovery, Inc. - Class C *	6,899
319	Electronic Arts, Inc. *	41,601
339	Fox Corporation - Class A	9,434
154	Fox Corporation - Class B	4,307
122	Take-Two Interactive Software, Inc. *	20,157
459	ViacomCBS, Inc.	12,857
1,908	Walt Disney Company (The)	236,745
		402,818
	FOOD - 0.9%
177	Campbell Soup Company	8,561
524	Conagra Brands, Inc.	18,712
649	General Mills, Inc.	40,030
168	Hershey Company (The)	24,081
279	Hormel Foods Corporation	13,640
118	J M Smucker Company (The)	13,631
269	Kellogg Company	17,375
635	Kraft Heinz Company (The)	19,018
139	Lamb Weston Holdings, Inc.	9,212
131	McCormick & Co, Inc./MD	25,427
1,569	Mondelez International, Inc.	90,139
321	Tyson Foods, Inc.	19,093
		298,919
	GAS & WATER UTILITIES - 0.1%
201	American Water Works Company, Inc.	29,121
132	Atmos Energy Corporation	12,618
372	NiSource, Inc.	8,184
		49,923
	HEALTHCARE FACILITIES & SERVICES - 2.1%
157	AmerisourceBergen Corporation	15,216
252	Anthem, Inc.	67,685
657	Centene Corporation *	38,323
372	Cigna Corporation	63,021
1,386	CVS Health Corporation	80,942
88	DaVita, Inc. *	7,537
135	Humana, Inc.	55,875
174	IQVIA Holdings, Inc. *	27,428
95	Laboratory Corporation of America Holdings *	17,886
190	McKesson Corporation	28,297
999	UnitedHealth Group, Inc.	311,458
		713,668
	HOME & OFFICE PRODUCTS - 0.1%
137	Leggett & Platt, Inc.	5,640
421	Newell Brands, Inc.	7,224
58	Whirlpool Corporation	10,666
		23,530
	HOME CONSTRUCTION - 0.3%	.
274	DR Horton, Inc.	20,723
109	Fortune Brands Home & Security, Inc.	9,431
287	Lennar Corporation	23,442
287	Masco Corporation	15,822
64	Mohawk Industries, Inc. *	6,246
3	NVR, Inc. *	12,249
213	PulteGroup, Inc.	9,860
		97,773
	HOUSEHOLD PRODUCTS - 1.8%
272	Church & Dwight Company, Inc.	25,489
139	Clorox Company (The)	29,214
941	Colgate-Palmolive Company	72,598
581	Coty, Inc.	1,569
222	Estee Lauder Company, Inc. (The)	48,452
376	Kimberly-Clark Corporation	55,520
2,639	Procter & Gamble Company (The)	366,795
		599,637

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value
	COMMON STOCK - 82.6% (Continued)
	INDUSTRIAL SUPPORT SERVICES - 0.1%
550	Fastenal Company	$24,800
66	United Rentals, Inc. *	11,517
41	WW Grainger, Inc.	14,628
		50,945
	INSTITUTIONAL FINANCIAL SERVICES - 1.0%
922	Bank of New York Mellon Corporation (The)	31,661
118	Cboe Global Markets, Inc.	10,353
387	CME Group, Inc.	64,749
326	Goldman Sachs Group, Inc. (The)	65,516
588	Intercontinental Exchange, Inc.	58,829
1,187	Morgan Stanley	57,391
117	Nasdaq, Inc.	14,357
231	Northern Trust Corporation	18,011
384	State Street Corporation	22,783
		343,650
	INSURANCE - 2.9%
795	Aflac, Inc.	28,898
356	Allstate Corporation (The)	33,514
753	American International Group, Inc.	20,730
258	Aon plc	53,225
164	Arthur J Gallagher & Company	17,315
67	Assurant, Inc.	8,128
2,072	Berkshire Hathaway, Inc. *	441,212
464	Chubb Ltd.	53,880
237	Cincinnati Financial Corporation	18,479
38	Everest Re Group Ltd.	7,506
111	Globe Life, Inc.	8,869
396	Hartford Financial Services Group, Inc. (The)	14,596
173	Lincoln National Corporation	5,420
259	Loews Corporation	9,000
532	Marsh & McLennan Company, Inc.	61,020
806	MetLife, Inc.	29,959
227	Principal Financial Group, Inc.	9,141
652	Progressive Corporation (The)	61,725
407	Prudential Financial, Inc.	25,853
293	Travelers Company, Inc. (The)	31,700
226	Unum Group	3,804
146	W R Berkley Corporation	8,928
134	Willis Towers Watson plc	27,982
		980,884
	INTERNET MEDIA & SERVICES - 5.9%
321	Alphabet Inc - Class A *	470,458
320	Alphabet Inc - Class C *	470,272
41	Booking Holdings, Inc. *	70,138
121	Expedia Group, Inc.	11,094
2,557	Facebook, Inc. *	669,678
463	Netflix, Inc. *	231,514
730	Twitter, Inc. *	32,485
96	VeriSign, Inc. *	19,666
		1,975,305
	LEISURE FACILITIES & SERVICES - 1.4%
369	Carnival Corporation	5,601
23	Chipotle Mexican Grill, Inc. *	28,605
113	Darden Restaurants, Inc.	11,384
284	Hilton Worldwide Holdings, Inc.	24,231
343	Las Vegas Sands Corporation	16,004
127	Live Nation Entertainment, Inc. *	6,843
258	Marriott International, Inc.	23,886
792	McDonald’s Corporation	173,836
475	MGM Resorts International	10,331
210	Norwegian Cruise Line Holdings Ltd. *	3,593
166	Royal Caribbean Cruises Ltd.	10,745
1,246	Starbucks Corporation	107,056
92	Wynn Resorts Ltd.	6,607
319	Yum! Brands, Inc.	29,125
		457,847
	LEISURE PRODUTCS - 0.0%
146	Hasbro, Inc.	12,077

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value
	COMMON STOCK - 82.6% (Continued)
	MACHINERY - 0.8%
581	Caterpillar, Inc.	$86,656
323	Deere & Company	71,586
140	Flowserve Corporation	3,821
73	IDEX Corporation	13,316
342	Ingersoll Rand, Inc. *	12,175
109	Parker-Hannifin Corporation	22,055
51	Snap-on, Inc.	7,504
136	Stanley Black & Decker, Inc.	22,059
186	Xylem, Inc.	15,646
		254,818
	MEDICAL EQUIPMENT & SERVICES - 3.5%
1,867	Abbott Laboratories	203,186
487	Baxter International, Inc.	39,165
297	Becton Dickinson and Company	69,106
1,472	Boston Scientific Corporation *	56,245
615	Danaher Corporation	132,428
681	Edwards Lifesciences Corporation *	54,357
79	IDEXX Laboratories, Inc. *	31,056
157	Illumina, Inc. *	48,526
114	Intuitive Surgical, Inc. *	80,888
1,410	Medtronic plc	146,527
23	Mettler-Toledo International, Inc. *	22,212
139	ResMed, Inc.	23,829
335	Stryker Corporation	69,804
45	Teleflex, Inc.	15,319
395	Thermo Fisher Scientific, Inc.	174,400
		1,167,048
	METALS & MINING - 0.2%
1,337	Freeport-McMoRan, Inc.	20,911
880	Newmont Corporation	55,836
		76,747
	OIL & GAS PRODUCERS - 1.1%
411	Cabot Oil & Gas Corporation	7,135
1,989	Chevron Corporation	143,208
993	ConocoPhillips	32,610
4,422	Exxon Mobil Corporation	151,807
1,871	Kinder Morgan, Inc.	23,069
		357,829
	PUBLISHING & BROADCASTING - 0.0%
306	News Corporation - Class A	4,290
101	News Corporation - Class B	1,412
		5,702
	REAL ESTATE INVESTMENT TRUSTS - 1.4%
408	American Tower Corporation	98,626
401	Crown Castle International Corporation	66,767
206	Digital Realty Trust, Inc.	30,233
82	Equinix, Inc.	62,331
316	Iron Mountain, Inc.	8,466
117	Mid-America Apartment Communities, Inc.	13,566
789	Prologis, Inc.	79,389
151	Public Storage	33,631
329	Realty Income Corporation	19,987
110	SBA Communications Corporation	35,033
311	UDR, Inc.	10,142
		458,171

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value
	COMMON STOCK - 82.6% (Continued)
	RETAIL - CONSUMER STAPLES - 1.8%
476	Costco Wholesale Corporation	$168,980
278	Dollar General Corporation	58,274
247	Dollar Tree, Inc. -	22,561
900	Kroger Company (The)	30,519
514	Target Corporation	80,913
881	Walgreens Boots Alliance, Inc.	31,646
1,511	Walmart, Inc.	211,404
		604,297
	RETAIL - DISCRETIONARY - 2.2%
63	Advance Auto Parts, Inc.	9,670
23	AutoZone, Inc. *	27,086
213	Best Buy Company, Inc.	23,705
152	CarMax, Inc. *	13,970
226	Gap, Inc. (The)	3,849
149	Genuine Parts Company	14,180
1,149	Home Depot, Inc. (The)	319,089
166	Kohl’s Corporation	3,076
216	L Brands, Inc.	6,871
767	Lowe’s Company, Inc.	127,215
131	Nordstrom, Inc.	1,562
75	O’Reilly Automotive, Inc. *	34,581
356	Ross Stores, Inc.	33,222
116	Tiffany & Company	13,439
1,188	TJX Company, Inc. (The)	66,112
114	Tractor Supply Company	16,341
61	Ulta Beauty, Inc. *	13,663
		727,631
	SEMICONDUCTORS - 4.1%
909	Advanced Micro Devices, Inc. *	74,529
368	Analog Devices, Inc.	42,960
984	Applied Materials, Inc.	58,499
410	Broadcom, Inc.	149,371
4,707	Intel Corporation	243,728
37	IPG Photonics Corporation *	6,289
153	KLA Corporation	29,642
135	Lam Research Corporation	44,786
259	Maxim Integrated Products, Inc.	17,511
216	Microchip Technology, Inc.	22,196
942	Micron Technology, Inc. *	44,236
645	NVIDIA Corporation	349,087
1,140	QUALCOMM, Inc.	134,155
964	Texas Instruments, Inc.	137,650
		1,354,639
	SOFTWARE - 7.8%
441	Adobe, Inc. *	216,280
150	Akamai Technologies, Inc. *	16,581
83	ANSYS, Inc. *	27,160
224	Autodesk, Inc. *	51,746
261	Cadence Design Systems, Inc. *	27,830
121	Citrix Systems, Inc.	16,663
130	Fortinet, Inc. *	15,315
246	Intuit, Inc.	80,248
8,044	Microsoft Corporation	1,691,895
2,295	Oracle Corporation	137,011
771	salesforce.com, Inc. *	193,768
169	ServiceNow, Inc. *	81,965
135	Synopsys, Inc. *	28,887
		2,585,349
	SPECIALTY FINANCE - 0.4%
643	American Express Company	64,461
431	Capital One Financial Corporation	30,972
286	Discover Financial Services	16,525
541	Synchrony Financial	14,158
		126,116

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value
	COMMON STOCK - 82.6% (Continued)
	STEEL - 0.0%
304	Nucor Corporation	$13,637

	TECHNOLOGY HARDWARE - 6.8%
17,576	Apple, Inc.	2,035,477
51	Arista Networks, Inc. *	10,553
4,461	Cisco Systems, Inc.	175,719
149	Garmin Ltd.	14,134
342	Juniper Networks, Inc.	7,353
161	Motorola Solutions, Inc.	25,246
		2,268,482
	TECHNOLOGY SERVICES - 5.1%
643	Accenture plc	145,312
435	Automatic Data Processing, Inc.	60,678
114	Equifax, Inc.	17,887
615	Fidelity National Information Services, Inc.	90,534
568	Fiserv, Inc. *	58,532
280	Global Payments, Inc.	49,722
414	IHS Markit Ltd.	32,503
897	International Business Machines Corporation	109,138
80	Jack Henry & Associates, Inc.	13,007
124	Leidos Holdings, Inc.	11,055
39	MarketAxess Holdings, Inc.	18,782
937	Mastercard, Inc.	316,865
166	Moody’s Corporation	48,115
83	MSCI, Inc.	29,613
344	Nielsen Holdings plc	4,878
1,093	PayPal Holdings, Inc. *	215,354
253	S&P Global, Inc.	91,232
170	Verisk Analytics, Inc.	31,503
1,806	Visa, Inc.	361,146
		1,705,856
	TELECOMMUNICATIONS - 1.6%
7,716	AT&T, Inc.	219,983
1,036	CenturyLink, Inc.	10,453
424	T-Mobile US, Inc. *	48,489
4,424	Verizon Communications, Inc.	263,184
		542,109
	TOBACCO & CANNABIS - 0.6%
1,895	Altria Group, Inc.	73,223
1,586	Philip Morris International, Inc.	118,934
		192,157
	TRANSPORTATION & LOGISTICS - 1.8%
124	Alaska Air Group, Inc.	4,542
442	American Airlines Group, Inc.	5,432
134	CH Robinson Worldwide, Inc.	13,693
777	CSX Corporation	60,350
620	Delta Air Lines, Inc.	18,960
179	Expeditors International of Washington, Inc.	16,203
267	FedEx Corporation	67,156
89	JB Hunt Transport Services, Inc.	11,248
98	Kansas City Southern	17,721
253	Norfolk Southern Corporation	54,139
94	Old Dominion Freight Line, Inc.	17,006
534	Southwest Airlines Company	20,025
716	Union Pacific Corporation	140,959
244	United Airlines Holdings, Inc. *	8,479
805	United Parcel Service, Inc.	134,137
		590,050
	TRANSPORTATION EQUIPMENT - 0.2%
149	Cummins, Inc.	31,463
356	PACCAR, Inc.	30,360
178	Westinghouse Air Brake Technologies Corporation	11,015
		72,838

See accompanying notes to financial statements.

Persimmon Long/Short Fund
PORTFOLIO OF INVESTMENTS (Continued)
September 30, 2020

Shares		Fair Value
	COMMON STOCK - 82.6% (Continued)
	WHOLESALE - CONSUMER STAPLES - 0.2%
612	Archer-Daniels-Midland Company	$28,452
526	Sysco Corporation	32,728
		61,180
	WHOLESALE - DISCRETIONARY - 0.1%
176	Copart, Inc. *	18,508
268	LKQ Corporation *	7,432
		25,940

	TOTAL COMMON STOCK (Cost - $22,720,570)	27,464,337

	EXCHANGE-TRADED FUNDS - 6.7%
	EQUITY FUNDS - 6.7%
11,170	iShares U.S. Energy ETF	178,273
585	iShares U.S. Healthcare ETF	132,912
4,978	SPDR S&P 500 ETF Trust	1,667,083
3,337	Vanguard Real Estate ETF	263,490
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,772,153)	2,241,758

	SHORT-TERM INVESTMENT - 7.5%
	MONEY MARKET FUND - 7.5%
2,500,057	Fidelity Investments Money Market Fund - Institutional Class, 0.01% +	2,500,057
	TOTAL SHORT-TERM INVESTMENT (Cost - $2,500,057)

	TOTAL INVESTMENTS - 96.8% (Cost - $26,992,780)	$32,206,152
	OTHER ASSETS IN EXCESS OF LIABILITIES - 3.2%	1,069,060
	NET ASSETS - 100.0%	$33,275,212

ETF - Exchange Traded Fund

plc - Public Limited Company

*	Non-income producing security.

+	Money market fund; interest rate reflects seven-day effective yield on September 30, 2020.

Number of		Notional	Expiration	Unrealized
Contracts	Description	Amount	Date	Appreciation
	SHORT FUTURES CONTRACTS - 0.0%
20	S&P 500 E-Mini	$3,352,000	12/18/2020	$7,750
	NET UNREALIZED APPRECIATION FROM SHORT FUTURE CONTRACTS

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2020

ASSETS
Investment securities, at cost	$26,992,780
Investment securities, at fair value	$32,206,152
Segregated cash at broker	1,101,332
Cash	163
Dividends and interest receivable	24,331
Unrealized appreciation on futures contracts	7,750
Prepaid expenses	7,577
TOTAL ASSETS	33,347,305

LIABILITIES
Investment advisory fees payable, net	45,220
Payable to related parties	1,992
Accrued expenses and other liabilities	24,881
TOTAL LIABILITIES	72,093
NET ASSETS	$33,275,212

COMPOSITION OF NET ASSETS:
Paid in capital	$29,261,183
Accumulated Earnings	4,014,029
NET ASSETS	$33,275,212

NET ASSET VALUE PER SHARE:
Class I Shares:
Net Assets	$33,275,212
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,170,210
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$10.50

(a)	The Fund will impose a 1.00% redemption fee for any redemptions of Fund shares occurring within 60 days of purchase.

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2020

INVESTMENT INCOME
Dividends	$480,678
Interest	15,548
Less: Foreign withholding taxes	(62)
TOTAL INVESTMENT INCOME	496,164

EXPENSES
Advisory fees	544,330
Administrative services fees	44,453
Transfer agent fees	28,193
Interest expenses	25,390
Accounting services fees	24,774
Compliance officer fees	21,667
Audit fees	19,306
Legal fees	15,539
Trustees fees and expenses	12,336
Printing and postage expenses	6,800
Custodian fees	6,386
Registration fees	6,267
Third party administrative services fees	366
Insurance expense	120
Other expenses	3,374
TOTAL EXPENSES	759,301
Fees recaptured by the Advisor	40,903
TOTAL NET EXPENSES	800,204

NET INVESTMENT LOSS	(304,040)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	329,340
Futures contracts	(1,017,683)
Net Realized Loss	(688,343)

Net change in unrealized appreciation (depreciation) on:
Investments	2,664,554
Futures contracts	(183,663)
Net Change in Unrealized Appreciation	2,480,891

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,792,548

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,488,508

See accompanying notes to financial statements.

Persimmon Long/Short Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	September 30, 2020	September 30, 2019
FROM OPERATIONS
Net investment loss	$(304,040)	$(361,278)
Net realized gain (loss) from investments, securities sold short, options contracts purchased, and futures contracts	(688,343)	1,080,483
Net change in unrealized appreciation (depreciation) on investments, securities sold short, options contracts purchased, and futures contracts	2,480,891	(2,857,280)
Net increase (decrease) in net assets resulting from operations	1,488,508	(2,138,075)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class I	(351,214)	(966,781)
Total distributions to shareholders	(351,214)	(966,781)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class I	14,596,863	643,320
Net asset value of shares issued in reinvestment of distributions:
Class I	351,214	966,781
Redemption fee proceeds:
Class I	61	—
Payments for shares redeemed:
Class I	(11,359,662)	(1,589,287)
Net increase from shares of beneficial interest transactions	3,588,476	20,814

NET INCREASE (DECREASE) IN NET ASSETS	4,725,770	(3,084,042)

NET ASSETS
Beginning of Year	28,549,442	31,633,484
End of Year	$33,275,212	$28,549,442

SHARE ACTIVITY
Class I:
Shares Sold	1,420,793	64,591
Shares Reinvested	34,912	97,458
Shares Redeemed	(1,118,860)	(158,365)
Net increase in shares of beneficial interest outstanding	336,845	3,684

See accompanying notes to financial statements.

Persimmon Long/Short Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2020	September 30, 2019	September 30, 2018	September 30, 2017	September 30, 2016
Net asset value, beginning of year	$10.08	$11.18	$11.23	$10.41	$10.90
Income (loss) from investment operations:
Net investment loss (1)	(0.10)	(0.13)	(0.31)	(0.28)	(0.37)
Net realized and unrealized gain (loss) on investments (2)	0.64	(0.63)	0.93	1.10	0.40
Total from investment operations	0.54	(0.76)	0.62	0.82	0.03
Less distributions from:
Net realized gains	(0.12)	(0.34)	(0.67)	—	(0.52)
Total distributions	(0.12)	(0.34)	(0.67)	—	(0.52)
Net asset value, end of period	$10.50	$10.08	$11.18	$11.23	$10.41
Total return (3)	5.47%	(6.72)%	5.80%	7.88%	0.17%
Net assets, at end of year (000s)	$33,275	$28,549	$31,633	$23,079	$27,518
Ratios/Supplemental Data:
Ratio of gross expenses to average net assets before fee waiver/recapture (4)(6)(7)	2.44%	2.85%	3.88%	4.17%	4.33%
Ratio of net expenses to average net assets after fee waiver/recapture (6)(7)	2.57%	2.90%	3.69%	3.86%	4.33%
Ratio of net investment loss to average net assets before fee waiver/recapture (5)(7)	(0.85)%	(1.20)%	(2.96)%	(2.97)%	(3.56)%
Ratio of net investment loss to average net assets after fee waiver/recapture (5)(7)	(0.98)%	(1.24)%	(2.78)%	(2.66)%	(3.44)%
Portfolio Turnover Rate	227%	326%	263%	86%	207%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net assets value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to timing of share transactions during the year.

(3)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions, if any. Total returns would have been lower absent the fee waiver.

(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or fees recaptured by the advisor.

(5)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Excluding interest expense and dividends on securities sold short, the following ratios would have been:

Gross expenses to average net assets	2.36%	2.53%	2.93%	3.09%	2.89%
Net expenses to average net assets	2.49%	2.58%	2.75%	2.78%	2.89%

(7)	Ratio does not include the expenses of other investment companies in which the Fund invests.

See accompanying notes to financial statements.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2020

1.	ORGANIZATION

The Persimmon Long/Short Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust III (the “Trust”), a statutory trust organized under the laws of the State of Delaware on December 5, 2011, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund commenced operations on December 31, 2012. The Fund seeks long-term capital appreciation.

The Fund offers Class I shares. Effective May 25, 2016, sales and operations of Class A shares of the Fund were suspended. A principal of the investment advisor solely held the Class A shares for the period from October 1, 2015 to May 25, 2016. The Fund may recommence offering and operation of Class A shares of the Fund in the future. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees. Class I shares are subject to a 1.00% redemption fee on redemptions made within 60 days of the original purchase.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

All investments in securities are recorded at their estimated fair values. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period ended. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies,” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the current bid and ask prices. Options contracts listed on a securities exchange or board of trade (not including Index Options contracts) for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the valuation date. Index Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the mean between- the current bid and ask prices on the valuation date. The independent- pricing service does not distinguish between smaller sized bond positions known as “odd lots” and larger institutional sized bond positions known as “round lots”. The Fund may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost, which approximates fair value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv)       securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under U.S. GAAP are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available and may require significant management judgment or estimation.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of September 30, 2020 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments *
Common Stock	$27,464,337	$—	$—	$27,464,337
Exchange-Traded Funds	2,241,758	—	—	2,241,758
Short-Term Investment	2,500,057	—	—	2,500,057
Total	$32,206,152	$—	$—	$32,206,152
Derivatives*
Futures Contracts	$7,750	$—	$—	$7,750
Total	$7,750	$—	$—	$7,750

*	Refer to the Portfolio of Investments for industry classification.

The Fund did not hold any Level 3 securities during the year.

Security Transactions and Related Income – Security transactions are accounted for on a trade date basis. Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on the ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years (2017-2019) or expected to be taken in the Fund’s 2020 returns. The Fund identifies its major tax jurisdictions as U.S. federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS AND ASSOCIATED RISKS

For the year ended September 30, 2020, cost of purchases and proceeds from sales of portfolio securities, other than short sales, short-term investments and options amounted to $63,037,862 and $62,837,816, respectively.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Short Sales – A “short sale” is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

Option Transactions – Options are derivative financial instruments that give the buyer, in exchange for a premium payment, the right, but not the obligation, to either purchase from (call option) or sell to (put option) the writer a specified underlying instrument at a specified price on or before a specified date. The Fund enters into option contracts to meet the requirements of its trading activities.

The risk in writing a call option is that the Fund may incur a loss if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund may purchase call options as a temporary substitute for the purchase of individual securities, which then could be purchased in orderly fashion. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Segregated Cash at Broker – The Fund, as of September 30, 2020, has $1,101,332 of cash on hand at two prime brokers representing the proceeds of securities sold short. Withdrawal of these amounts is restricted based on the level of short trading in the Fund.

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The derivative instruments outstanding, as of September 30, 2020, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of derivative activity for the Fund.

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities for the year ended September 30, 2020:

Derivative	Risk Type	Statement of Assets and Liabilities	Fair Value
Futures contracts	Equity	Unrealized appreciation on short futures contracts	$7,750

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2020:

Derivative Investment Type	Location of Gain/Loss on Derivative
Equity	Net realized loss on futures contracts
Net change in unrealized depreciation on futures contracts

The following is a summary of the Fund’s derivative investments activity recognized in the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2020:

			Change in unrealized
		Realized loss on	depreciation on futures
Derivative Investment Type	Primary Risk Exposure	futures contracts	contracts
Futures	Equity	$(1,017,683)	$(183,663)

Offsetting of Financial Assets and Derivative Assets – The following table shows additional information regarding the offsetting of assets and liabilities at September 30, 2020 for the Fund.

Assets				Gross Amounts Not Offset in the
Statement of Assets & Liabilities
Net Amounts of Assets
	Gross Amounts of	Gross Amounts of	Presented in the Statement	Financial	Cash Collateral
Description	Recognized Assets	Recognized Liabilities	of Assets & Liabilities (1)	Instruments	Pledged		Net Amount
Futures contracts	$7,750	$—	$7,750	$—	$—	(2)	$7,750

(1)	Value as presented in the Portfolio of Investments

(2)	Total collateral pledged at broker, not for the futures contracts, at September 30, 2020 was $1,101,332.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Persimmon Capital Management L.P. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee computed and accrued daily and paid monthly, at an annual rate of 1.75% of the average daily net assets. For the year ended September 30, 2020, the advisory fees incurred by the Fund amounted to $544,330.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least February 2, 2021, to ensure that Total Annual Fund Operating Expenses (exclusive of any front- end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses; borrowing costs (such as interest and dividend expenses on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses (such as litigation expenses, which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Advisor) will not exceed 2.49% of the daily average net assets attributable to Class I shares. The Advisor may seek reimbursement only for fees waived or expenses paid by it during the prior three years; provided, however, that such fees and expenses may only be reimbursed to the extent they were waived or paid after the date of the waiver agreement (or any similar agreement). Reimbursements will only be sought if total expenses remain below the expenses limitation in place now or at the time of waiver or reimbursement. The Board may terminate this expense reimbursement arrangement at any time. For the year ended September 30, 2020, the Advisor recaptured expenses in the amount of $40,903. Cumulative expenses subject to the aforementioned conditions will expire September 30 of the following years:

2021	$55,016
Total	$55,016

Northern Lights Distributors, LLC (“NLD” or the “Distributor) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s Class I shares. During the year ended September 3, 2020, the Distributor did not receive any underwriting commissions for sales of Class I shares.

In addition, certain affiliates of the Distributor provide ancillary services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”)

GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS and the Distributor, provides a chief compliance officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”)

Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at September 30, 2020, are as follows:

Cost for Federal Tax purposes	$26,991,638

Unrealized Appreciation	5,678,245
Unrealized Depreciation	(463,731)
Tax net Unrealized Appreciation	$5,214,514

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended September 30, 2020 and September 30, 2019 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	September 30, 2020	September 30, 2019
Ordinary Income	$—	$—
Long-Term Capital Gain	35,118	966,781
Return of Capital	96	—
	$35,214	$966,781

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(980,412)	$(220,073)	$—	$5,214,514	$4,014,029

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized gain (loss), and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open Section 1256 futures contracts, adjustments for real estate investment trusts and C-Corporation return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $189,451.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $790,961.

At September 30, 2020, the Fund had capital loss carry forwards (“CLCF”) for federal income tax purposes available to offset future capital gains, as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total	CLCF Utilized
$12,036	$208,037	$220,073	$—

Persimmon Long/Short Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2020

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, net operating losses, and distributions in excess, resulted in reclassification for the year ended September 30, 2020 as follows:

Accumulated
Paid in Capital	Earning/(Losses)
$(371,390)	$371,390

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of September 30, 2020, Charles Schwab was the record owner of 26.64% of the outstanding shares and Pershing was the record owners of 67.99%.

8.	REDEMPTION FEES

The Fund may assess a short term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than sixty days. The redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. For the year ended September 30, 2020, the Fund earned $61 in redemption fees.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust III

and the Shareholders of Persimmon Long/Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Persimmon Long/Short Fund (the Fund), a series of Northern Lights Fund Trust III, including the portfolio of investments, as of September 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the four years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended September 30, 2016 for the Fund were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated November 29, 2016.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2020 by correspondence with the custodians. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Persimmon Capital Management, LP investment companies since 2017.

Denver, Colorado

November 30, 2020

Persimmon Long/Short Fund
EXPENSE EXAMPLES (Unaudited)
September 30, 2020

As a shareholder of the Persimmon Long/Short Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Persimmon Long Short/Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period beginning April 1, 2020 and ended September 30, 2020.

Table 1. Actual Expenses

Table 1 “Actual Expenses” provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period”.

Table 2. Hypothetical Expenses

Table 2 “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the Persimmon Long Short/Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual Expenses	Annualized Expense Ratio ** 4/1/2020 - 9/30/2020	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period 4/1/2020 - 9/30/2020
Class I	2.49%	$1,000.00	$1,138.80	$13.31
Hypothetical Expenses	Annualized Expense Ratio ** 4/1/2020 - 9/30/2020	Beginning Account Value 4/1/2020	Ending Account Value 9/30/2020	Expenses Paid During Period * 4/1/2020 - 9/30/2020
Class I	2.49%	$1,000.00	$1,012.55	$12.53

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

**	Annualized expense ratio does not include interest expense or dividend expense.

Persimmon Long/Short Fund
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
September 30, 2020

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended September 30, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Persimmon Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2020

The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The address of each Trustee and officer is 4221 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
James U. Jensen 1944	Trustee	Since February 2012, Indefinite	Chief Executive Officer, ClearWater Law & Governance Group, LLC (an operating board governance consulting company) (since 2004).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Wasatch Funds Trust,(since 1986); University of Utah Research Foundation (April 2000 to May 2018); Agricon Global Corporation, formerly Bayhill Capital Corporation (large scale farming in Ghana, West Africa)(October 2009 to June 2014).
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); Formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15); AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).
Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); Formerly Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014); President, Celeritas Rail Consulting (since June 2014).	1	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); PS Technology, Inc. (2010-2013).

*	As of September 30, 2020, the Trust was comprised of 34 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the [Fund/ Funds]. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor [does it share the same investment adviser with any other series.

**	Includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

Persimmon Long/Short Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
September 30, 2020

Officers of the Trust

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Richard Malinowski 1983	President	Since August 2017, indefinite	Senior Vice President and Senior Managing Counsel, Gemini Fund Services, LLC, (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and AVP and Staff Attorney (2012-2016).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Gemini Fund Services, LLC (since 2015), Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Eric Kane 1981	Secretary	Since November 2013, indefinite	Vice President and Managing Counsel, Gemini Fund Services, LLC (since 2020); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020), Assistant Vice President, Gemini Fund Services, LLC (2014- 2017), Staff Attorney, Gemini Fund Services, LLC (2013-2014), Law Clerk, Gemini Fund Services, LLC (2009-2013), Legal Intern, NASDAQ OMX (2011), Hedge Fund Administrator, Gemini Fund Services, LLC (2008), Mutual Fund Accountant/Corporate Action Specialist, Gemini Fund Services, LLC (2006-2008).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011); Due Diligence and Compliance Consultant, Mick & Associates (2009-2011); Assistant Director, FINRA (2000-2009).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-233-8300.

PRIVACY NOTICE

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST III DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust III chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust III share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (402) 493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust III
What we do
How does Northern Lights Fund Trust III protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust III collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Northern Lights Fund Trust III does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Northern Lights Fund Trust III does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Northern Lights Fund Trust III doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-233-8300 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-233-8300.

INVESTMENT ADVISOR
Persimmon Capital Management, LP
1777 Sentry Parkway West
VEVA 14, Suite 102
Blue Bell, PA 19422

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Mark H. Taylor is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Taylor is independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $16,000

2019 – $15,500

(b)	Audit-Related Fees

2020 - None

2019 – None

(c)	Tax Fees

2020 - $3,400

2019 – $3,300

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - None

2019 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2020    2019

Audit-Related Fees:        0.00%  0.00%

Tax Fees:                       0.00%   0.00%

All Other Fees:               0.00%   0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $3,400

2019 - $3,300

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust III

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/09/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Richard Malinowski

Richard Malinowski, Principal Executive Officer/President

Date 12/09/20

By (Signature and Title)

/s/ Brian Curley

Brian Curley, Principal Financial Officer/Treasurer

Date 12/09/20